SUBJECT TO REVISION
SERIES TERM SHEET, dated June 13, 2005

                                 $863,229,233
                         USAA AUTO OWNER TRUST 2005-2
                                    Issuer
                             USAA Acceptance, LLC
                                   Depositor
                           USAA Federal Savings Bank
                              Seller and Servicer

The trust will issue the following securities:


  -------------------------------------------------- ------------------------ ------------------- ---------------------
                                                        Initial Principal
                                                            Amount or
                                                       Initial Certificate        Per Annum         Final Scheduled
                                                             Balance            Interest Rate         Payment Date
                                                     ------------------------ ------------------- ---------------------
  Class A-1 Notes..................................      $   183,000,000                  %           July 13, 2006
  Class A-2 Notes..................................      $   191,000,000                  %         December 17, 2007
  Class A-3 Notes..................................      $   332,000,000                  %         December 15, 2009
  Class A-4 Notes..................................      $   130,469,000                  %         February 15, 2011
  Class B Certificates(1)..........................      $    26,760,233                  %         February 15, 2012

 (1)  On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.
  ---------------------------------------------------------------------------------------------------------------------


     The securities are not obligations of USAA Acceptance, LLC, USAA Federal Savings Bank or any of their respective affiliates. Neither the securities nor the underlying motor vehicle loans are insured or guaranteed by the FDIC or any other governmental agency.

     This term sheet contains structural and collateral information about the securities, but does not contain complete information about the offering of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded in its entirety by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the securities. If the offer, solicitation or sale of the securities in any jurisdiction would be unlawful before the securities are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the securities in that jurisdiction.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this term sheet. Any representation to the contrary is a criminal offense.


                           Joint Global Coordinators

Barclays Capital                                                     JPMorgan

                                 Co-Managers
Banc of America Securities LLC
                    Citigroup
                                 Deutsche Bank Securities
                                                           Wachovia Securities

                      SUMMARY OF TERMS OF THE SECURITIES

         The following information highlights selected information that will be contained in and described in greater detail in the final prospectus supplement and prospectus and provides a general overview of the terms of the securities. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the securities. To understand all of the terms of the offering of the securities, you should read carefully the prospectus supplement and the prospectus. Both documents contain information you should consider when making your investment decision.

Issuer

USAA Auto Owner Trust 2005-2, a Delaware statutory trust.

Offered Securities

o    $183,000,000 Class A-1 ____% Asset Backed Notes

o    $191,000,000 Class A-2 ____% Asset Backed Notes

o    $332,000,000 Class A-3 ____% Asset Backed Notes

o    $130,469,000 Class A-4 ____% Asset Backed Notes

o    $26,760,233 Class B _____% Asset Backed Certificates

On the closing date, an affiliate of the depositor will purchase all of the certificates from the depositor.

Closing Date

The trust expects to issue the securities on or about June 21, 2005.

Cut-off Date

The seller will transfer the receivables to the depositor and the depositor will transfer the receivables to the trust as of June 1, 2005.

Depositor

USAA Acceptance, LLC.

Seller and Servicer

USAA Federal Savings Bank.

Owner Trustee

Wachovia Bank of Delaware, National Association.

Indenture Trustee

JPMorgan Chase Bank, National Association.

Payment Dates

On the 15th day of each month (or if the 15th day is not a business day, the next business day), the trust will pay interest and principal on the securities. In addition, if the Class A-1 Notes remain outstanding after the June 2006 payment date, the July 2006 payment date for the Class A-1 Notes will be July 13, 2006, and will be the final scheduled payment date for the Class A-1 Notes.

First Payment Date

The first payment date will be July 15, 2005.

Record Dates

On each payment date, the trust will pay interest and principal to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.

Interest Rates

On each payment date, the trust will pay interest on each class of securities at a fixed rate of interest.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Interest Accrual

1.   Class A-1 Notes

"Actual/360", accrued from and including the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

2.   Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Certificates

"30/360", accrued from and including the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each class of notes and certificates on each payment date will be the product of:

1. the outstanding principal amount of the related class of notes or the outstanding certificate balance of the certificates;

2.   the related interest rate; and

3.   (i)  in the case of the Class A-1 Notes:

          the actual number of days in the accrual period divided by 360; and

     (ii) in the case of the other classes of notes and the certificates:

          30 (or in the case of the first payment date, [  ]) divided by 360.

Priority of Distributions

From collections on the receivables received during the prior calendar month and amounts withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority, after reimbursement of advances made in prior months by the servicer for interest payments due from obligors but not received:

(1)  Servicing Fee--the servicing fee payable to the servicer;

(2) Note Interest--interest due on all the notes ratably to the holders of each class of notes;

(3) Priority Note Principal Payment--a payment of principal of the notes to be distributed in the same priority as described under clause (5) below in an amount equal to the excess, if any, of:

     o the outstanding principal amount of the notes immediately prior to such payment date over

     o the outstanding principal balance of the receivables (exclusive of "defaulted receivables") as of the end of the prior calendar month;

(4) Certificate Interest--interest distributable to the holders of the certificates; however, if payment of the notes has been accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, this distribution will instead be made only after the notes have been paid in full;

(5) Regular Principal Payment--an amount generally equal to the sum of the principal collections on the receivables during the prior calendar month and the aggregate principal balance (net of liquidation proceeds applied to principal) of all receivables designated as "defaulted receivables" in that month (less any amounts distributed under clause (3) above) will be applied to pay principal on the securities in the following amounts in the following order of priority:

     (i) on the Class A-1 Notes until they are paid in full;

     (ii) on the Class A-2 Notes until they are paid in full;

     (iii) on the Class A-3 Notes until they are paid in full;

     (iv) on the Class A-4 Notes until they are paid in full; and

     (v) on the certificates until they are paid in full.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     If payment of the notes is accelerated after an event of default due to a breach of a material covenant or agreement by the trust, all of the funds remaining after clause (4) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then paid as principal pro rata on all of the remaining classes of the notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates until the certificates are paid in full. If payment of the notes is accelerated because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust, all of the funds remaining after clause (2) will be paid as principal to the holders of Class A-1 Notes until the Class A-1 Notes have been paid in full, then any remaining amounts will be paid as principal pro rata on all of the remaining classes of notes until they are paid in full and then any remaining amounts will be distributed to the holders of the certificates, first to pay interest distributable to the holders of the certificates, and second to pay principal on the certificates until they are paid in full;

(6) Final Scheduled Payment Date--if the payment date is a final scheduled payment date for a class of securities, the amount, if any, necessary to pay that class in full after giving effect to the payment pursuant to clause (5) will be paid on that class;

(7) Reserve Account Deposit--to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

(8) Indenture Trustee and Owner Trustee Fees and Expenses--to pay any unpaid fees, expenses and indemnification of the indenture trustee and owner trustee; however, if payment of the notes is accelerated after an event of default, all fees, expenses and indemnification owing to the indenture trustee and owner trustee will be paid prior to clause (1); and

(9) any amounts remaining after the above distributions will be distributed to the depositor.

Credit Enhancement

The credit enhancement for the securities will be as follows:


Subordination of Payments on the Certificates

Payments of interest on the certificates will be subordinated to payments of interest on the notes and to payments of priority note principal. No payments of principal will be made on the certificates until the notes are paid in full. If an event of default occurs because of a failure to pay an amount due on the notes or certain insolvency events in respect of the trust and payment of the notes is accelerated, no payments will be made on the certificates until the notes are paid in full.

Reserve Account

On the closing date, the depositor will deposit $6,474,219.25 into the reserve account. Generally, the balance required to be on deposit in the reserve account will be the greater of (a) 1.15% of the principal balance of the receivables as of the last day of the related collection period and (b) 0.50% of the principal balance of the receivables as of the cut-off date. Under no circumstance, will the balance required to be on deposit in the reserve account exceed the sum of the outstanding notes and certificates as of the current payment date.

On each payment date, if collections on the receivables are insufficient to make the payments pursuant to clauses (1) through (6) listed in "Priority of Distributions" above, the indenture trustee will withdraw funds, to the extent available, from the reserve account to pay such amounts.

On each payment date, the trust will deposit into the reserve account, to the extent necessary to reinstate the required balance of the reserve account, any collections on the receivables remaining after the payment of the amounts described in clauses (1) through (6) listed in "Priority of Distributions" above are satisfied.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

On each payment date, the trust will distribute to the depositor funds on deposit in the reserve account in excess of the required reserve account balance.

Optional Prepayment

The servicer has the option to purchase the outstanding receivables on any payment date following the last day of a collection period on which the aggregate outstanding principal balance of the receivables is 10% or less of the aggregate principal balance of the receivables as of the cut-off date. The purchase price will equal the lesser of (i) the outstanding principal balance of the receivables plus interest accrued thereon at the weighted average interest rate borne by the securities through the end of the related collection period and (ii) the fair market value of the receivables. However, the servicer will not be entitled to exercise such purchase option if such purchase price is not sufficient to pay the principal of and interest on the outstanding securities in full. The trust will apply such payment to the payment of the securities in full.

It is expected that at the time this purchase option becomes available to the servicer, only the Class A-4 Notes and the certificates will be outstanding.

Final Scheduled Payment Dates

The trust is required to pay the entire principal amount of each class of notes and the entire certificate balance of the certificates, to the extent not previously paid, on the respective final scheduled payment dates specified on the front page of this term sheet.

Property of the Trust

The property of the trust will include the following:

o the receivables and the collections on the receivables on or after the cut-off date;

o    security interests in the vehicles financed by the receivables;

o amounts held in the reserve account and other bank accounts maintained for the trust;

o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables; and

o rights of the depositor under the receivables purchase agreement under which the depositor acquired the receivables.

Composition of the Receivables

The composition of the receivables as of the cut-off date is as follows:

Aggregate Principal Balance...                $863,229,233.25
Number of Receivables.........                         45,109
Current Principal Balance
      Average.................                     $19,136.52
      Range...................         $936.59 to $139,109.34
Original Amount Financed
      Average.................                     $19,676.41
      Range...................                   $1,784.00 to
                                                  $140,998.00
Weighted Average Contract Rate                         5.445%
      Range...................                2.90% to 14.50%
Weighted Average Original Term                      61 months
      Range...................          9 months to 72 months
Weighted Average Remaining Term                     60 months
      Range...................          8 months to 72 months
Percentage of Aggregate
      Principal Balance of
      Receivables for
      New/Used Vehicles.............          63.59% / 36.41%

Servicer of the Receivables

The trust will pay the servicer a servicing fee on each payment date for the previous month equal to 1/12th of 0.50% of the outstanding principal balance of the receivables at the beginning of the previous month. In addition to the servicing fee, the trust will also pay the servicer a supplemental servicing fee equal to any late fees and other administrative fees and expenses, if any, collected during each month and any reinvestment earnings on any payments received on the receivables and deposited into the collection account.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

Ratings

It is a condition to the issuance of the securities that:

o    the Class A-1 Notes be rated "P-1" by Moody's and "A-1+" by Standard &
     Poor's;

o the Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes be rated "Aaa" by Moody's and "AAA" by Standard & Poor's; and

o the certificates be rated at least "Baa3" by Moody's and "BBB-" by Standard & Poor's.

A rating is not a recommendation to purchase, hold or sell the offered notes and certificates, inasmuch as such rating does not comment as to market price or suitability for a particular investor. The ratings of the securities address the likelihood of the payment of principal and interest on the securities according to their terms. A rating agency rating the securities may lower or withdraw its rating in the future, in its discretion, as to any class of securities.

Minimum Denominations

Notes...........  $1,000 and integral multiples of $1,000

Certificates....  $1,000 and integral multiples of $1,000


Registration, Clearance and Settlement

Notes...........  Book-entry through DTC/Clearstream/Euroclear

Certificates....  Book-entry through DTC

Risk Factors

Investments in the securities are subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the securities, each of which should be read carefully in connection with any decision to invest in any class of securities.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             THE RECEIVABLES POOL

     The trust will own a pool of receivables consisting of motor vehicle installment loans secured by security interests in the motor vehicles financed by those loans. The pool will consist of the receivables which the seller transfers to the depositor and the depositor transfers to the trust on the closing date. The receivables will include payments on the receivables which are made on or after the cut-off date.

Criteria Applicable to Selection of Receivables

     The receivables were selected from the seller's portfolio for inclusion in the pool by several criteria, some of which will be set forth in the prospectus under "The Receivables Pools." No selection procedures believed by the seller or the depositor to be adverse to the securityholders were utilized in selecting the receivables. These criteria include the requirement that each receivable:

     1. has a remaining maturity, as of the cut-off date, of not less than six months and not more than 72 months;

     2. had an original maturity of not less than 9 months and not more than 72 months;

     3. is a fully-amortizing, simple interest loan which bears interest at a fixed rate per annum (the "Contract Rate") and which provides for level scheduled payments (except for the last payment, which may be minimally different from the level payments) over its remaining term, is not secured by any interest in real estate, and has not been identified on the computer files of the seller as relating to an obligor who had requested a reduction in the periodic finance charges, as of the cut-off date, by application of the Servicemembers Civil Relief Act;

     4. is secured by a financed vehicle that, as of the cut-off date, had not been repossessed without reinstatement;

     5. has not been identified on the computer files of the seller as relating to an obligor who was in bankruptcy proceedings as of the cut-off date;

     6.   has no payment more than 30 days past due as of the cut-off date;

     7. has a remaining principal balance, as of the cut-off date, of not less than $800.00; and

     8.   has a scheduled maturity no later than July 2, 2011.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     The composition, geographical distribution and distribution by Contract Rate of the receivables as of the cut-off date are set forth in the following tables.


                             Composition of the Receivables

Aggregate Principal Balance.............................                       $863,229,233.25
Number of Receivables...................................                                45,109
Current Principal Balance
      Average...........................................                            $19,136.52
      Range.............................................                $936.59 to $139,109.34
Original Amount Financed
      Average...........................................                            $19,676.41
      Range.............................................              $1,784.00 to $140,998.00
Weighted Average Contract Rate..........................                                5.445%
      Range.............................................                       2.90% to 14.50%
Weighted Average Original Term..........................                             61 months
      Range.............................................                 9 months to 72 months
Weighted Average Remaining Term.........................                             60 months
      Range.............................................                 8 months to 72 months
Percentage of Aggregate Principal Balance of Receivables
      for New/Used Vehicles.............................                       63.59% / 36.41%


This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.


                    Geographic Distribution of the Receivables as of the Cut-off Date
                                                                                                  Percentage of
                                                                                                    Aggregate
                                                       Number of             Principal              Principal
State(1)                                              Receivables             Balance              Balance(2)
--------                                              -----------             -------              ----------
Alabama......................................              877         $    16,897,925.15              1.96%
Alaska.......................................              414               8,173,189.07              0.95
Arizona......................................            1,586              31,231,392.60              3.62
Arkansas.....................................              423               8,057,457.37              0.93
California...................................            4,034              81,886,392.02              9.49
Colorado.....................................            1,288              23,659,304.40              2.74
Connecticut..................................              409               7,906,842.25              0.92
Delaware.....................................              207               3,850,990.78              0.45
District of Columbia.........................              568              11,780,873.97              1.36
Florida......................................            3,360              64,822,784.48              7.51
Georgia......................................            2,212              42,199,552.12              4.89
Hawaii.......................................              687              13,793,161.77              1.60
Idaho........................................              214               4,141,209.35              0.48
Illinois.....................................              673              12,289,040.60              1.42
Indiana......................................              318               5,482,567.03              0.64
Iowa.........................................              134               2,247,483.68              0.26
Kansas.......................................              424               8,007,176.00              0.93
Kentucky.....................................              492               8,844,680.56              1.02
Louisiana....................................              651              12,696,599.01              1.47
Maryland.....................................            1,457              28,668,436.12              3.32
Massachusetts................................              497               8,601,705.64              1.00
Michigan.....................................              509               8,114,202.81              0.94
Minnesota....................................              322               5,541,990.10              0.64
Mississippi..................................              364               6,592,539.10              0.76
Missouri.....................................              624              10,924,141.54              1.27
Montana......................................              191               3,559,766.63              0.41
Nebraska.....................................              228               4,040,563.23              0.47
Nevada.......................................              507              10,331,583.63              1.20
New Hampshire................................              238               4,149,627.54              0.48
New Jersey...................................              950              17,171,901.25              1.99
New Mexico...................................              560              10,603,288.63              1.23
New York.....................................            1,472              29,604,468.45              3.43
North Carolina...............................            1,934              35,942,161.62              4.16
North Dakota.................................              113               1,927,867.32              0.22
Ohio.........................................              656              11,477,879.55              1.33
Oklahoma.....................................              681              12,518,498.39              1.45
Oregon.......................................              373               6,987,844.35              0.81
Pennsylvania.................................              926              16,474,156.64              1.91
Rhode Island.................................              168               2,960,905.45              0.34
South Carolina...............................              967              18,252,776.59              2.11
South Dakota.................................               89               1,645,236.68              0.19
Tennessee....................................              878              16,569,370.71              1.92
Texas........................................            6,514             128,384,821.48             14.87
Utah.........................................              278               4,891,806.90              0.57
Vermont......................................               87               1,379,256.37              0.16
Virginia.....................................            2,712              53,144,880.63              6.16
Washington...................................            1,293              25,192,076.30              2.92
West Virginia................................              173               3,117,268.64              0.36
Wisconsin....................................              261               4,323,814.02              0.50
Wyoming......................................              116               2,165,774.73              0.25
                                                      -----------       ------------------          ----------
     Total                                              45,109            $863,229,233.25            100.00%
                                                      ===========       ==================          ==========


--------
(1)  Based on the billing addresses of the obligors as of the cut-off date.

(2)  May not add to 100.00% due to rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                     Distribution by Contract Rate of the Receivables as of the Cut-off Date


                                                                                                         Percentage of
                                                                                                           Aggregate
                                                               Number of           Principal               Principal
Contract Rate                                                 Receivables           Balance               Balance(1)
-------------                                                 -----------           -------               ----------
2.51% to 3.00%..............................................       219        $     4,789,702.43             0.55%
3.01% to 3.50%..............................................       351              8,595,575.26             1.00
3.51% to 4.00%..............................................     1,640             38,188,302.68             4.42
4.01% to 4.50%..............................................     1,952             43,417,807.80             5.03
4.51% to 5.00%..............................................     9,785            214,685,694.32            24.87
5.01% to 5.50%..............................................    16,708            322,632,593.53            37.38
5.51% to 6.00%..............................................     7,421            121,703,660.80            14.10
6.01% to 6.50%..............................................     2,435             41,240,933.75             4.78
6.51% to 7.00%..............................................       807             14,014,191.43             1.62
7.01% to 7.50%..............................................       551              8,828,612.96             1.02
7.51% to 8.00%..............................................       495              7,322,205.24             0.85
8.01% to 8.50%..............................................       830             12,517,861.84             1.45
8.51% to 9.00%..............................................       899             11,605,194.84             1.34
9.01% to 9.50%..............................................       395              5,441,588.51             0.63
9.51% to 10.00%.............................................       211              2,994,806.45             0.35
10.01% to 10.50%............................................       140              1,813,220.63             0.21
10.51% to 11.00%............................................        36                382,978.32             0.04
11.01% to 11.50%............................................        86              1,424,912.04             0.17
11.51% to 12.00%............................................       109              1,138,426.56             0.13
12.01% to 12.50%............................................        28                343,227.31             0.04
12.51% to 13.00%............................................         4                 66,124.61             0.01
13.01% to 13.50%............................................         3                 46,429.11             0.01
13.51% to 14.00%............................................         2                 18,917.83             0.00
14.01% to 14.50%............................................         2                 16,265.00             0.00
                                                               ---------       -------------------     --------------
     Total                                                      45,109           $863,229,233.25           100.00%
                                                               =========       ===================     ==============


------------
(1) May not add to 100.00% due to rounding.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

          THE BANK'S DELINQUENCY, LOAN LOSS AND RECOVERY INFORMATION

     The following tables set forth information with respect to the experience of USAA Federal Savings Bank (the "Bank") relating to delinquencies, loan losses and recoveries for each of the periods shown for the portfolio of motor vehicle loans originated and serviced by the Bank (including loans sold but still serviced by the Bank). The portfolio of motor vehicle loans originated and serviced by the Bank during the periods shown includes both fixed rate motor vehicle loans and variable rate motor vehicle loans. The Bank does not maintain separate records with respect to fixed rate motor vehicle loans and variable rate motor vehicle loans regarding delinquency, loan loss and recovery experience. The receivables to be sold to the trust will include only fixed rate motor vehicle loans. The following tables also include information with respect to certain consumer loans which are not motor vehicle loans. These other consumer loans did not exceed 15% of outstandings as of each of the dates and for each of the periods shown in the following tables. The Bank believes that the inclusion of variable rate motor vehicle loans and these other consumer loans has an immaterial effect on the information set forth in the following tables with respect to the Bank's experience relating to delinquencies, loan losses and recoveries on its fixed rate motor vehicle loans.




                            Delinquency Experience

                                At March 31,                                        At December 31,
                ---------------------------------------------  ----------------------------------------------------------------
                         2005                    2004                   2004                2003                2002
                ----------------------   --------------------  --------------------  -------------------  ------------------
                  Dollars      Number     Dollars      Number    Dollars    Number    Dollars    Number    Dollars    Number
                   (in          of          (in         of         (in       of         (in        of        (in       of
                   000s)       Loans       000s)       Loans      000s)     Loans      000s)      Loans     000s)     Loans
                -----------   --------   ----------  --------  ----------- --------- ----------  -------- ----------  ------

Outstandings.. $7,766,670      584,397   $6,274,486   468,890   $7,361,484  558,814  $5,732,698  430,269  $5,065,075  373,022

Delinquencies
over 30
days(1)(2).....   $13,847        1,642       $9,745     1,194      $15,041    1,822     $11,217    1,501     $16,951    1,964

Delinquencies
 over 30
 days(%)(3)....     0.18%        0.28%        0.16%     0.25%        0.20%     0.33%      0.20%     0.35%      0.33%     0.53%
--------------



                           At December 31,
                ---------------------------------------
                      2001                 2000
                ------------------  -------------------
                 Dollars   Number    Dollars    Number
                   (in       of        (in        of
                   000s)    Loans      000s)     Loans
                ----------  -------  ---------   -------

Outstandings..  $4,682,707  349,183  $4,116,098  313,741

Delinquencies
over 30
days(1)(2).....    $26,595    2,821     $18,667    1,919

Delinquencies
 over 30
 days(%)(3)....       0.57%    0.81%      0.45%    0.61%
--------------



------------------------------------------------------------------------------
(1) Delinquencies include principal amounts only.
(2) The period of delinquency is based on the number of days payments are contractually past due.
(3) As a percent of outstandings.


                             Loan Loss Experience

                               3 Months Ended March 31,                    Year Ended December 31,
                                     2005         2004           2004          2003           2002         2001          2000
                                 ----------    ----------    ----------     ----------     ----------    -----------  -----------
Number of Loans(1)............      584,397      468,890        558,814        430,269       373,022      349,183       313,741
Period Ending Outstandings....   $7,766,670   $6,274,486     $7,361,484     $5,732,698    $5,065,075   $4,682,707    $4,116,093
    Average Outstandings(2)...   $7,524,912   $5,950,999     $6,616,160     $5,285,345    $4,891,867   $4,479,262    $3,933,887
Number of Gross Charge-Offs...          843          577          2,530          2,295         2,208        2,145         1,635
Gross Charge-Offs(3)..........       $7,554       $5,044        $22,456        $21,411       $23,106      $22,546       $18,277
Gross Charge-Offs as a % of
   Period End Outstandings(4).        0.39%        0.32%          0.31%          0.37%         0.46%        0.48%         0.44%
Gross Charge-Offs as a % of
   Average Outstandings(4)....        0.40%        0.34%          0.34%          0.41%         0.47%        0.50%         0.46%
Recoveries(5).................       $3,344       $2,683        $12,202        $12,494       $11,092      $11,433        $8,927
Net Charge-Offs(6)............       $4,210       $2,361        $10,254         $8,917       $12,014      $11,113        $9,350
Net Charge-Offs as a % of
   Period End Outstandings(4).        0.22%        0.15%          0.14%          0.16%         0.24%        0.24%         0.23%
Net Charge-Offs as a % of
   Average Outstandings(4)....        0.22%        0.16%          0.15%          0.17%         0.25%        0.25%         0.24%

------------------------------------------------------------------------------
(1)  Number of loans as of period end.
(2) Prior to January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank combined with an average of month-end outstandings for the loans sold and serviced by the Bank for each period presented. Beginning in January 2003, averages were computed by taking an average of daily outstandings for the loans owned by the Bank as well as loans sold and serviced by the Bank.
(3)  Amounts charged off represent the remaining principal balance.
(4) Percentages have been annualized for the three months ended March 31 and are not necessarily indicative of the experience for the entire year.
(5) Recoveries are not net of expenses and generally include amounts received with respect to loans previously charged off.
(6) Net charge-offs means gross charge-offs minus recoveries of loans previously charged off.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     The data presented in the foregoing tables are for illustrative purposes only. "Outstandings" as used in the foregoing tables means the principal balance of all consumer loans (including motor vehicle loans) serviced by the Bank as of the specified date. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. The mix of the credit quality of the obligors will vary from time to time and will affect losses and delinquencies. We cannot assure you that the loan loss and delinquency experience of the trust will be similar to the loan loss and delinquency levels for the Bank's entire portfolio as shown in the two preceding tables.

                   WEIGHTED AVERAGE LIVES OF THE SECURITIES

     The following information is given solely to illustrate the effect of prepayments of the receivables on the weighted average lives of the securities under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the receivables.

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of assets, including the receivables.

     The rate of payment of principal of each class of notes and the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables. For this reason, final payment of any class of notes and the final distribution in respect of the certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. The noteholders and the certificateholders will exclusively bear any reinvestment risk associated with early payment of their notes and certificates.

     The tables (the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" and "Percent of Initial Certificate Balance at Various ABS Percentages," respectively, have been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that:

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o each scheduled monthly payment on the receivables is scheduled to be made and is made on the last day of each month and each month has 30 days;

     o payments on the notes and the certificates are made on each payment date (and each payment date is assumed to be the fifteenth day of the applicable month);

     o the initial principal amount or initial certificate balance of each class of securities is equal to the initial principal amount or initial certificate balance set forth on the front page of this term sheet;

     o except as otherwise specified herein, the servicer does not repurchase the receivables;

     o the balance in the reserve account on each payment date is equal to the required reserve account balance; and

     o    the notes and certificates are issued on June 21, 2005.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

     The ABS Tables indicate the projected weighted average life of each class of notes and the certificates and set forth the percent of the initial principal amount of each class of notes and the percent of the initial certificate balance of the certificates that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

     The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, contract rate of interest, original term to maturity and remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of June 1, 2005.


                                                                         Weighted       Weighted
                                                                         Average        Average           Weighted
                                                                         Contract    Original Term    Average Remaining
                                                                         Rate of      to Maturity     Term to Maturity
Pool                                            Principal Balance        Interest     (in Months)        (in Months)
----                                            -----------------        --------     -----------        -----------
1....................................           $      474,164.31          6.266%          15                10
2....................................                5,601,399.48          5.858           25                22
3....................................               33,833,044.26          5.453           36                34
4....................................               83,085,146.07          5.614           48                46
5....................................              481,326,305.27          5.304           60                58
6....................................              258,909,173.86          5.639           72                71
Total................................      --------------------------
                                                $  863,229,233.25


     The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Tables at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of notes and the certificates.

This term sheet supersedes any previous term sheet, and will be superseded by the information set forth in the prospectus and prospectus supplement. This term sheet must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your sales representative immediately.

                             Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                          Class A-1 Notes
                                             ------------------------------------------------------------------------
Payment Date                                 0.50%       1.00%        1.40%         1.60%        1.80%        2.00%
------------                                 -----       -----        -----         -----        -----        -----
Closing Date............................     100.00      100.00       100.00        100.00       100.00       100.00
July 15, 2005...........................      90.44       88.05        86.12         85.14        84.15        83.16
August 15, 2005.........................      80.92       76.22        72.41         70.48        68.54        66.59
September 15, 2005......................      71.43       64.51        58.88         56.04        53.17        50.29
October 15, 2005........................      61.99       52.91        45.53         41.80        38.04        34.26
November 15, 2005.......................      52.60       41.43        32.36         27.77        23.15        18.51
December 15, 2005.......................      43.24       30.07        19.36         13.96         8.51         3.03
January 15, 2006........................      33.92       18.82         6.55          0.36         0.00         0.00
February 15, 2006.......................      24.65        7.70         0.00          0.00         0.00         0.00
March 15, 2006..........................      15.42        0.00         0.00          0.00         0.00         0.00
April 15, 2006..........................       6.24        0.00         0.00          0.00         0.00         0.00
May 15, 2006............................       0.00        0.00         0.00          0.00         0.00         0.00
June 15, 2006...........................       0.00        0.00         0.00          0.00         0.00         0.00
July 15, 2006...........................       0.00        0.00         0.00          0.00         0.00         0.00
August 15, 2006.........................       0.00        0.00         0.00          0.00         0.00         0.00
September 15, 2006......................       0.00        0.00         0.00          0.00         0.00         0.00
October 15, 2006........................       0.00        0.00         0.00          0.00         0.00         0.00
November 15, 2006.......................       0.00        0.00         0.00          0.00         0.00         0.00
December 15, 2006.......................       0.00        0.00         0.00          0.00         0.00         0.00
January 15, 2007........................       0.00        0.00         0.00          0.00         0.00         0.00
February 15, 2007.......................       0.00        0.00         0.00          0.00         0.00         0.00
March 15, 2007..........................       0.00        0.00         0.00          0.00         0.00         0.00
April 15, 2007..........................       0.00        0.00         0.00          0.00         0.00         0.00
May 15, 2007............................       0.00        0.00         0.00          0.00         0.00         0.00
June 15, 2007...........................       0.00        0.00         0.00          0.00         0.00         0.00
July 15, 2007...........................       0.00        0.00         0.00          0.00         0.00         0.00
August 15, 2007.........................       0.00        0.00         0.00          0.00         0.00         0.00
September 15, 2007......................       0.00        0.00         0.00          0.00         0.00         0.00
October 15, 2007........................       0.00        0.00         0.00          0.00         0.00         0.00
November 15, 2007.......................       0.00        0.00         0.00          0.00         0.00         0.00
December 15, 2007.......................       0.00        0.00         0.00          0.00         0.00         0.00
January 15, 2008........................       0.00        0.00         0.00          0.00         0.00         0.00
February 15, 2008.......................       0.00        0.00         0.00          0.00         0.00         0.00
March 15, 2008..........................       0.00        0.00         0.00          0.00         0.00         0.00
April 15, 2008..........................       0.00        0.00         0.00          0.00         0.00         0.00
May 15, 2008............................       0.00        0.00         0.00          0.00         0.00         0.00
June 15, 2008...........................       0.00        0.00         0.00          0.00         0.00         0.00
July 15, 2008...........................       0.00        0.00         0.00          0.00         0.00         0.00
August 15, 2008.........................       0.00        0.00         0.00          0.00         0.00         0.00
September 15, 2008......................       0.00        0.00         0.00          0.00         0.00         0.00
October 15, 2008........................       0.00        0.00         0.00          0.00         0.00         0.00
November 15, 2008.......................       0.00        0.00         0.00          0.00         0.00         0.00
December 15, 2008.......................       0.00        0.00         0.00          0.00         0.00         0.00
January 15, 2009........................       0.00        0.00         0.00          0.00         0.00         0.00
February 15, 2009.......................       0.00        0.00         0.00          0.00         0.00         0.00
March 15, 2009..........................       0.00        0.00         0.00          0.00         0.00         0.00
April 15, 2009..........................       0.00        0.00         0.00          0.00         0.00         0.00
May 15, 2009............................       0.00        0.00         0.00          0.00         0.00         0.00
June 15, 2009...........................       0.00        0.00         0.00          0.00         0.00         0.00
July 15, 2009...........................       0.00        0.00         0.00          0.00         0.00         0.00
August 15, 2009.........................       0.00        0.00         0.00          0.00         0.00         0.00
September 15, 2009......................       0.00        0.00         0.00          0.00         0.00         0.00
October 15, 2009........................       0.00        0.00         0.00          0.00         0.00         0.00
November 15, 2009.......................       0.00        0.00         0.00          0.00         0.00         0.00
December 15, 2009.......................       0.00        0.00         0.00          0.00         0.00         0.00
January 15, 2010........................       0.00        0.00         0.00          0.00         0.00         0.00
February 15, 2010.......................       0.00        0.00         0.00          0.00         0.00         0.00
March 15, 2010..........................       0.00        0.00         0.00          0.00         0.00         0.00
April 15, 2010..........................       0.00        0.00         0.00          0.00         0.00         0.00
May 15, 2010............................       0.00        0.00         0.00          0.00         0.00         0.00
June 15, 2010...........................       0.00        0.00         0.00          0.00         0.00         0.00
July 15, 2010...........................       0.00        0.00         0.00          0.00         0.00         0.00
August 15, 2010.........................       0.00        0.00         0.00          0.00         0.00         0.00
September 15, 2010......................       0.00        0.00         0.00          0.00         0.00         0.00
October 15, 2010........................       0.00        0.00         0.00          0.00         0.00         0.00
November 15, 2010.......................       0.00        0.00         0.00          0.00         0.00         0.00
December 15, 2010.......................       0.00        0.00         0.00          0.00         0.00         0.00
January 15, 2011........................       0.00        0.00         0.00          0.00         0.00         0.00
February 15, 2011.......................       0.00        0.00         0.00          0.00         0.00         0.00
March 15, 2011..........................       0.00        0.00         0.00          0.00         0.00         0.00
April 15, 2011..........................       0.00        0.00         0.00          0.00         0.00         0.00
May 15, 2011............................       0.00        0.00         0.00          0.00         0.00         0.00

Weighted Average Life (years) (1).......       0.47        0.38         0.33          0.31         0.30         0.28

-----------------------------------------------------------------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

         This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


                             Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                          Class A-2 Notes
                                                ---------------------------------------------------------------------------
Payment Date                                     0.50%         1.00%        1.40%         1.60%         1.80%        2.00%
------------                                     -----         -----        -----         -----         -----        -----
Closing Date...............................     100.00        100.00        100.00       100.00        100.00        100.00
July 15, 2005..............................     100.00        100.00        100.00       100.00        100.00        100.00
August 15, 2005............................     100.00        100.00        100.00       100.00        100.00        100.00
September 15, 2005.........................     100.00        100.00        100.00       100.00        100.00        100.00
October 15, 2005...........................     100.00        100.00        100.00       100.00        100.00        100.00
November 15, 2005..........................     100.00        100.00        100.00       100.00        100.00        100.00
December 15, 2005..........................     100.00        100.00        100.00       100.00        100.00        100.00
January 15, 2006...........................     100.00        100.00        100.00       100.00         94.36         88.34
February 15, 2006..........................     100.00        100.00         94.18        87.51         80.80         74.04
March 15, 2006.............................     100.00         96.84         82.26        74.90         67.48         60.01
April 15, 2006.............................     100.00         86.41         70.52        62.49         54.40         46.26
May 15, 2006...............................      97.24         76.13         58.98        50.31         41.58         32.80
June 15, 2006..............................      88.55         65.96         47.62        38.35         29.01         19.61
July 15, 2006..............................      79.90         55.92         36.43        26.59         16.68          6.70
August 15, 2006............................      71.29         45.99         25.44        15.05          4.60          0.00
September 15, 2006.........................      62.72         36.18         14.62         3.73          0.00          0.00
October 15, 2006...........................      54.20         26.50          3.99         0.00          0.00          0.00
November 15, 2006..........................      45.72         16.94          0.00         0.00          0.00          0.00
December 15, 2006..........................      37.29          7.50          0.00         0.00          0.00          0.00
January 15, 2007...........................      28.90          0.00          0.00         0.00          0.00          0.00
February 15, 2007..........................      20.56          0.00          0.00         0.00          0.00          0.00
March 15, 2007.............................      12.26          0.00          0.00         0.00          0.00          0.00
April 15, 2007.............................       4.01          0.00          0.00         0.00          0.00          0.00
May 15, 2007...............................       0.00          0.00          0.00         0.00          0.00          0.00
June 15, 2007..............................       0.00          0.00          0.00         0.00          0.00          0.00
July 15, 2007..............................       0.00          0.00          0.00         0.00          0.00          0.00
August 15, 2007............................       0.00          0.00          0.00         0.00          0.00          0.00
September 15, 2007.........................       0.00          0.00          0.00         0.00          0.00          0.00
October 15, 2007...........................       0.00          0.00          0.00         0.00          0.00          0.00
November 15, 2007..........................       0.00          0.00          0.00         0.00          0.00          0.00
December 15, 2007..........................       0.00          0.00          0.00         0.00          0.00          0.00
January 15, 2008...........................       0.00          0.00          0.00         0.00          0.00          0.00
February 15, 2008..........................       0.00          0.00          0.00         0.00          0.00          0.00
March 15, 2008.............................       0.00          0.00          0.00         0.00          0.00          0.00
April 15, 2008.............................       0.00          0.00          0.00         0.00          0.00          0.00
May 15, 2008...............................       0.00          0.00          0.00         0.00          0.00          0.00
June 15, 2008..............................       0.00          0.00          0.00         0.00          0.00          0.00
July 15, 2008..............................       0.00          0.00          0.00         0.00          0.00          0.00
August 15, 2008............................       0.00          0.00          0.00         0.00          0.00          0.00
September 15, 2008.........................       0.00          0.00          0.00         0.00          0.00          0.00
October 15, 2008...........................       0.00          0.00          0.00         0.00          0.00          0.00
November 15, 2008..........................       0.00          0.00          0.00         0.00          0.00          0.00
December 15, 2008..........................       0.00          0.00          0.00         0.00          0.00          0.00
January 15, 2009...........................       0.00          0.00          0.00         0.00          0.00          0.00
February 15, 2009..........................       0.00          0.00          0.00         0.00          0.00          0.00
March 15, 2009.............................       0.00          0.00          0.00         0.00          0.00          0.00
April 15, 2009.............................       0.00          0.00          0.00         0.00          0.00          0.00
May 15, 2009...............................       0.00          0.00          0.00         0.00          0.00          0.00
June 15, 2009..............................       0.00          0.00          0.00         0.00          0.00          0.00
July 15, 2009..............................       0.00          0.00          0.00         0.00          0.00          0.00
August 15, 2009............................       0.00          0.00          0.00         0.00          0.00          0.00
September 15, 2009.........................       0.00          0.00          0.00         0.00          0.00          0.00
October 15, 2009...........................       0.00          0.00          0.00         0.00          0.00          0.00
November 15, 2009..........................       0.00          0.00          0.00         0.00          0.00          0.00
December 15, 2009..........................       0.00          0.00          0.00         0.00          0.00          0.00
January 15, 2010...........................       0.00          0.00          0.00         0.00          0.00          0.00
February 15, 2010..........................       0.00          0.00          0.00         0.00          0.00          0.00
March 15, 2010.............................       0.00          0.00          0.00         0.00          0.00          0.00
April 15, 2010.............................       0.00          0.00          0.00         0.00          0.00          0.00
May 15, 2010...............................       0.00          0.00          0.00         0.00          0.00          0.00
June 15, 2010..............................       0.00          0.00          0.00         0.00          0.00          0.00
July 15, 2010..............................       0.00          0.00          0.00         0.00          0.00          0.00
August 15, 2010............................       0.00          0.00          0.00         0.00          0.00          0.00
September 15, 2010.........................       0.00          0.00          0.00         0.00          0.00          0.00
October 15, 2010...........................       0.00          0.00          0.00         0.00          0.00          0.00
November 15, 2010..........................       0.00          0.00          0.00         0.00          0.00          0.00
December 15, 2010..........................       0.00          0.00          0.00         0.00          0.00          0.00
January 15, 2011...........................       0.00          0.00          0.00         0.00          0.00          0.00
February 15, 2011..........................       0.00          0.00          0.00         0.00          0.00          0.00
March 15, 2011.............................       0.00          0.00          0.00         0.00          0.00          0.00
April 15, 2011.............................       0.00          0.00          0.00         0.00          0.00          0.00
May 15, 2011...............................       0.00          0.00          0.00         0.00          0.00          0.00

Weighted Average Life (years) (1)..........       1.40          1.16          1.01         0.95          0.89          0.84

------------------------------------------------------------------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

         This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


                             Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                        Class A-3 Notes
                                              ---------------------------------------------------------------------------
Payment Date                                   0.50%        1.00%         1.40%         1.60%        1.80%         2.00%
------------                                   -----        -----         -----         -----        -----         -----
Closing Date..........................        100.00       100.00        100.00        100.00       100.00        100.00
July 15, 2005.........................        100.00       100.00        100.00        100.00       100.00        100.00
August 15, 2005.......................        100.00       100.00        100.00        100.00       100.00        100.00
September 15, 2005....................        100.00       100.00        100.00        100.00       100.00        100.00
October 15, 2005......................        100.00       100.00        100.00        100.00       100.00        100.00
November 15, 2005.....................        100.00       100.00        100.00        100.00       100.00        100.00
December 15, 2005.....................        100.00       100.00        100.00        100.00       100.00        100.00
January 15, 2006......................        100.00       100.00        100.00        100.00       100.00        100.00
February 15, 2006.....................        100.00       100.00        100.00        100.00       100.00        100.00
March 15, 2006........................        100.00       100.00        100.00        100.00       100.00        100.00
April 15, 2006........................        100.00       100.00        100.00        100.00       100.00        100.00
May 15, 2006..........................        100.00       100.00        100.00        100.00       100.00        100.00
June 15, 2006.........................        100.00       100.00        100.00        100.00       100.00        100.00
July 15, 2006.........................        100.00       100.00        100.00        100.00       100.00        100.00
August 15, 2006.......................        100.00       100.00        100.00        100.00       100.00         96.59
September 15, 2006....................        100.00       100.00        100.00        100.00        95.84         89.48
October 15, 2006......................        100.00       100.00        100.00         95.76        89.17         82.54
November 15, 2006.....................        100.00       100.00         96.29         89.49        82.65         75.76
December 15, 2006.....................        100.00       100.00         90.39         83.36        76.27         69.14
January 15, 2007......................        100.00        98.96         84.60         77.35        70.05         62.69
February 15, 2007.....................        100.00        93.67         78.92         71.47        63.97         56.41
March 15, 2007........................        100.00        88.46         73.35         65.72        58.03         50.30
April 15, 2007........................        100.00        83.32         67.89         60.10        52.25         44.35
May 15, 2007..........................         97.66        78.31         62.60         54.66        46.67         38.62
June 15, 2007.........................         93.03        73.38         57.42         49.35        41.23         33.06
July 15, 2007.........................         88.44        68.52         52.34         44.17        35.95         27.66
August 15, 2007.......................         83.87        63.74         47.39         39.13        30.81         22.44
September 15, 2007....................         79.32        59.03         42.54         34.21        25.83         17.39
October 15, 2007......................         74.81        54.39         37.81         29.43        21.00         12.51
November 15, 2007.....................         70.32        49.83         33.19         24.79        16.32          7.80
December 15, 2007.....................         65.86        45.35         28.69         20.28        11.80          3.28
January 15, 2008......................         61.42        40.94         24.30         15.90         7.44          0.00
February 15, 2008.....................         57.02        36.61         20.03         11.66         3.24          0.00
March 15, 2008........................         52.64        32.36         15.88          7.56         0.00          0.00
April 15, 2008........................         48.29        28.18         11.85          3.60         0.00          0.00
May 15, 2008..........................         44.24        24.29          8.10          0.00         0.00          0.00
June 15, 2008.........................         40.21        20.48          4.46          0.00         0.00          0.00
July 15, 2008.........................         36.21        16.74          0.93          0.00         0.00          0.00
August 15, 2008.......................         32.24        13.08          0.00          0.00         0.00          0.00
September 15, 2008....................         28.30         9.49          0.00          0.00         0.00          0.00
October 15, 2008......................         24.38         5.98          0.00          0.00         0.00          0.00
November 15, 2008.....................         20.49         2.54          0.00          0.00         0.00          0.00
December 15, 2008.....................         16.63         0.00          0.00          0.00         0.00          0.00
January 15, 2009......................         12.80         0.00          0.00          0.00         0.00          0.00
February 15, 2009.....................          9.00         0.00          0.00          0.00         0.00          0.00
March 15, 2009........................          5.23         0.00          0.00          0.00         0.00          0.00
April 15, 2009........................          1.48         0.00          0.00          0.00         0.00          0.00
May 15, 2009..........................          0.00         0.00          0.00          0.00         0.00          0.00
June 15, 2009.........................          0.00         0.00          0.00          0.00         0.00          0.00
July 15, 2009.........................          0.00         0.00          0.00          0.00         0.00          0.00
August 15, 2009.......................          0.00         0.00          0.00          0.00         0.00          0.00
September 15, 2009....................          0.00         0.00          0.00          0.00         0.00          0.00
October 15, 2009......................          0.00         0.00          0.00          0.00         0.00          0.00
November 15, 2009.....................          0.00         0.00          0.00          0.00         0.00          0.00
December 15, 2009.....................          0.00         0.00          0.00          0.00         0.00          0.00
January 15, 2010......................          0.00         0.00          0.00          0.00         0.00          0.00
February 15, 2010.....................          0.00         0.00          0.00          0.00         0.00          0.00
March 15, 2010........................          0.00         0.00          0.00          0.00         0.00          0.00
April 15, 2010........................          0.00         0.00          0.00          0.00         0.00          0.00
May 15, 2010..........................          0.00         0.00          0.00          0.00         0.00          0.00
June 15, 2010.........................          0.00         0.00          0.00          0.00         0.00          0.00
July 15, 2010.........................          0.00         0.00          0.00          0.00         0.00          0.00
August 15, 2010.......................          0.00         0.00          0.00          0.00         0.00          0.00
September 15, 2010....................          0.00         0.00          0.00          0.00         0.00          0.00
October 15, 2010......................          0.00         0.00          0.00          0.00         0.00          0.00
November 15, 2010.....................          0.00         0.00          0.00          0.00         0.00          0.00
December 15, 2010.....................          0.00         0.00          0.00          0.00         0.00          0.00
January 15, 2011......................          0.00         0.00          0.00          0.00         0.00          0.00
February 15, 2011.....................          0.00         0.00          0.00          0.00         0.00          0.00
March 15, 2011........................          0.00         0.00          0.00          0.00         0.00          0.00
April 15, 2011........................          0.00         0.00          0.00          0.00         0.00          0.00
May 15, 2011..........................          0.00         0.00          0.00          0.00         0.00          0.00

Weighted Average Life (years) (1).....          2.85         2.47          2.18          2.05         1.92          1.81

------------------------------------------------------------------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

         This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                             Percent of Initial Note Principal Amount at Various ABS Percentages

                                                                         Class A-4 Notes
                                           --------------------------------------------------------------------------
Payment Date                               0.50%          1.00%        1.40%         1.60%        1.80%        2.00%
------------                               -----          -----        -----         -----        -----        -----
Closing Date......................        100.00         100.00       100.00        100.00        100.00       100.00
July 15, 2005.....................        100.00         100.00       100.00        100.00        100.00       100.00
August 15, 2005...................        100.00         100.00       100.00        100.00        100.00       100.00
September 15, 2005................        100.00         100.00       100.00        100.00        100.00       100.00
October 15, 2005..................        100.00         100.00       100.00        100.00        100.00       100.00
November 15, 2005.................        100.00         100.00       100.00        100.00        100.00       100.00
December 15, 2005.................        100.00         100.00       100.00        100.00        100.00       100.00
January 15, 2006..................        100.00         100.00       100.00        100.00        100.00       100.00
February 15, 2006.................        100.00         100.00       100.00        100.00        100.00       100.00
March 15, 2006....................        100.00         100.00       100.00        100.00        100.00       100.00
April 15, 2006....................        100.00         100.00       100.00        100.00        100.00       100.00
May 15, 2006......................        100.00         100.00       100.00        100.00        100.00       100.00
June 15, 2006.....................        100.00         100.00       100.00        100.00        100.00       100.00
July 15, 2006.....................        100.00         100.00       100.00        100.00        100.00       100.00
August 15, 2006...................        100.00         100.00       100.00        100.00        100.00       100.00
September 15, 2006................        100.00         100.00       100.00        100.00        100.00       100.00
October 15, 2006..................        100.00         100.00       100.00        100.00        100.00       100.00
November 15, 2006.................        100.00         100.00       100.00        100.00        100.00       100.00
December 15, 2006.................        100.00         100.00       100.00        100.00        100.00       100.00
January 15, 2007..................        100.00         100.00       100.00        100.00        100.00       100.00
February 15, 2007.................        100.00         100.00       100.00        100.00        100.00       100.00
March 15, 2007....................        100.00         100.00       100.00        100.00        100.00       100.00
April 15, 2007....................        100.00         100.00       100.00        100.00        100.00       100.00
May 15, 2007......................        100.00         100.00       100.00        100.00        100.00       100.00
June 15, 2007.....................        100.00         100.00       100.00        100.00        100.00       100.00
July 15, 2007.....................        100.00         100.00       100.00        100.00        100.00       100.00
August 15, 2007...................        100.00         100.00       100.00        100.00        100.00       100.00
September 15, 2007................        100.00         100.00       100.00        100.00        100.00       100.00
October 15, 2007..................        100.00         100.00       100.00        100.00        100.00       100.00
November 15, 2007.................        100.00         100.00       100.00        100.00        100.00       100.00
December 15, 2007.................        100.00         100.00       100.00        100.00        100.00       100.00
January 15, 2008..................        100.00         100.00       100.00        100.00        100.00        97.27
February 15, 2008.................        100.00         100.00       100.00        100.00        100.00        86.65
March 15, 2008....................        100.00         100.00       100.00        100.00         97.94        76.48
April 15, 2008....................        100.00         100.00       100.00        100.00         88.05        66.78
May 15, 2008......................        100.00         100.00       100.00         99.80         78.85        57.76
June 15, 2008.....................        100.00         100.00       100.00         90.76         70.04        49.17
July 15, 2008.....................        100.00         100.00       100.00         82.06         61.61        41.02
August 15, 2008...................        100.00         100.00        93.69         73.69         53.57        33.31
September 15, 2008................        100.00         100.00        85.29         65.67         45.92        26.04
October 15, 2008..................        100.00         100.00        77.18         57.99         38.66        19.21
November 15, 2008.................        100.00         100.00        69.37         50.65         31.80        12.83
December 15, 2008.................        100.00          97.91        61.86         43.66         25.34         6.90
January 15, 2009..................        100.00          89.56        54.64         37.02         19.28         1.42
February 15, 2009.................        100.00          81.40        47.73         30.73         13.62         0.00
March 15, 2009....................        100.00          73.45        41.12         24.80          8.37         0.00
April 15, 2009....................        100.00          65.70        34.81         19.22          3.53         0.00
May 15, 2009......................         95.49          58.95        29.31         14.35          0.00         0.00
June 15, 2009.....................         87.28          52.38        24.07          9.79          0.00         0.00
July 15, 2009.....................         79.13          45.98        19.10          5.54          0.00         0.00
August 15, 2009...................         71.05          39.77        14.41          1.61          0.00         0.00
September 15, 2009................         63.04          33.74         9.98          0.00          0.00         0.00
October 15, 2009..................         55.09          27.88         5.83          0.00          0.00         0.00
November 15, 2009.................         47.21          22.21         1.96          0.00          0.00         0.00
December 15, 2009.................         39.40          16.73         0.00          0.00          0.00         0.00
January 15, 2010..................         31.66          11.43         0.00          0.00          0.00         0.00
February 15, 2010.................         23.99           6.31         0.00          0.00          0.00         0.00
March 15, 2010....................         16.38           1.39         0.00          0.00          0.00         0.00
April 15, 2010....................          8.85           0.00         0.00          0.00          0.00         0.00
May 15, 2010......................          6.46           0.00         0.00          0.00          0.00         0.00
June 15, 2010.....................          4.10           0.00         0.00          0.00          0.00         0.00
July 15, 2010.....................          1.75           0.00         0.00          0.00          0.00         0.00
August 15, 2010...................          0.00           0.00         0.00          0.00          0.00         0.00
September 15, 2010................          0.00           0.00         0.00          0.00          0.00         0.00
October 15, 2010..................          0.00           0.00         0.00          0.00          0.00         0.00
November 15, 2010.................          0.00           0.00         0.00          0.00          0.00         0.00
December 15, 2010.................          0.00           0.00         0.00          0.00          0.00         0.00
January 15, 2011..................          0.00           0.00         0.00          0.00          0.00         0.00
February 15, 2011.................          0.00           0.00         0.00          0.00          0.00         0.00
March 15, 2011....................          0.00           0.00         0.00          0.00          0.00         0.00
April 15, 2011....................          0.00           0.00         0.00          0.00          0.00         0.00
May 15, 2011......................          0.00           0.00         0.00          0.00          0.00         0.00

Weighted Average Life (years) (1).          4.43           4.09         3.71          3.49          3.26         3.05
Weighted Average to Call (years)            4.32           3.95         3.56          3.33          3.15         2.93
(1) (2)...........................
Earliest Optional Call Date ......    December 2009   August 2009   March 2009   December 2008  October 2008   July 2008

------------------------------------------------------------------------------
(1) The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

                              Percent of Initial Certificate Balance at Various ABS Percentages



                                                                      Class B Certificates
                                             ----------------------------------------------------------------------------
Payment Date                                  0.50%       1.00%         1.40%        1.60%         1.80%         2.00%
------------                                 -------     -------       ------        ------        ------       -------
Closing Date............................      100.00      100.00       100.00        100.00        100.00        100.00
July 15, 2005...........................      100.00      100.00       100.00        100.00        100.00        100.00
August 15, 2005.........................      100.00      100.00       100.00        100.00        100.00        100.00
September 15, 2005......................      100.00      100.00       100.00        100.00        100.00        100.00
October 15, 2005........................      100.00      100.00       100.00        100.00        100.00        100.00
November 15, 2005.......................      100.00      100.00       100.00        100.00        100.00        100.00
December 15, 2005.......................      100.00      100.00       100.00        100.00        100.00        100.00
January 15, 2006........................      100.00      100.00       100.00        100.00        100.00        100.00
February 15, 2006.......................      100.00      100.00       100.00        100.00        100.00        100.00
March 15, 2006..........................      100.00      100.00       100.00        100.00        100.00        100.00
April 15, 2006..........................      100.00      100.00       100.00        100.00        100.00        100.00
May 15, 2006............................      100.00      100.00       100.00        100.00        100.00        100.00
June 15, 2006...........................      100.00      100.00       100.00        100.00        100.00        100.00
July 15, 2006...........................      100.00      100.00       100.00        100.00        100.00        100.00
August 15, 2006.........................      100.00      100.00       100.00        100.00        100.00        100.00
September 15, 2006......................      100.00      100.00       100.00        100.00        100.00        100.00
October 15, 2006........................      100.00      100.00       100.00        100.00        100.00        100.00
November 15, 2006.......................      100.00      100.00       100.00        100.00        100.00        100.00
December 15, 2006.......................      100.00      100.00       100.00        100.00        100.00        100.00
January 15, 2007........................      100.00      100.00       100.00        100.00        100.00        100.00
February 15, 2007.......................      100.00      100.00       100.00        100.00        100.00        100.00
March 15, 2007..........................      100.00      100.00       100.00        100.00        100.00        100.00
April 15, 2007..........................      100.00      100.00       100.00        100.00        100.00        100.00
May 15, 2007............................      100.00      100.00       100.00        100.00        100.00        100.00
June 15, 2007...........................      100.00      100.00       100.00        100.00        100.00        100.00
July 15, 2007...........................      100.00      100.00       100.00        100.00        100.00        100.00
August 15, 2007.........................      100.00      100.00       100.00        100.00        100.00        100.00
September 15, 2007......................      100.00      100.00       100.00        100.00        100.00        100.00
October 15, 2007........................      100.00      100.00       100.00        100.00        100.00        100.00
November 15, 2007.......................      100.00      100.00       100.00        100.00        100.00        100.00
December 15, 2007.......................      100.00      100.00       100.00        100.00        100.00        100.00
January 15, 2008........................      100.00      100.00       100.00        100.00        100.00        100.00
February 15, 2008.......................      100.00      100.00       100.00        100.00        100.00        100.00
March 15, 2008..........................      100.00      100.00       100.00        100.00        100.00        100.00
April 15, 2008..........................      100.00      100.00       100.00        100.00        100.00        100.00
May 15, 2008............................      100.00      100.00       100.00        100.00        100.00        100.00
June 15, 2008...........................      100.00      100.00       100.00        100.00        100.00        100.00
July 15, 2008...........................      100.00      100.00       100.00        100.00        100.00        100.00
August 15, 2008.........................      100.00      100.00       100.00        100.00        100.00        100.00
September 15, 2008......................      100.00      100.00       100.00        100.00        100.00        100.00
October 15, 2008........................      100.00      100.00       100.00        100.00        100.00        100.00
November 15, 2008.......................      100.00      100.00       100.00        100.00        100.00        100.00
December 15, 2008.......................      100.00      100.00       100.00        100.00        100.00        100.00
January 15, 2009........................      100.00      100.00       100.00        100.00        100.00        100.00
February 15, 2009.......................      100.00      100.00       100.00        100.00        100.00         82.47
March 15, 2009..........................      100.00      100.00       100.00        100.00        100.00         60.23
April 15, 2009..........................      100.00      100.00       100.00        100.00        100.00         40.26
May 15, 2009............................      100.00      100.00       100.00        100.00         96.56         22.71
June 15, 2009...........................      100.00      100.00       100.00        100.00         77.64          7.13
July 15, 2009...........................      100.00      100.00       100.00        100.00         60.48          0.00
August 15, 2009.........................      100.00      100.00       100.00        100.00         45.10          0.00
September 15, 2009......................      100.00      100.00       100.00         90.26         31.49          0.00
October 15, 2009........................      100.00      100.00       100.00         74.23         19.69          0.00
November 15, 2009.......................      100.00      100.00       100.00         59.77          9.69          0.00
December 15, 2009.......................      100.00      100.00        92.03         46.90          2.67          0.00
January 15, 2010........................      100.00      100.00        75.87         35.62          0.00          0.00
February 15, 2010.......................      100.00      100.00        61.08         25.96          0.00          0.00
March 15, 2010..........................      100.00      100.00        47.67         17.91          0.00          0.00
April 15, 2010..........................      100.00       83.68        35.66         11.50          0.00          0.00
May 15, 2010............................      100.00       75.53        30.33          7.60          0.00          0.00
June 15, 2010...........................      100.00       67.66        25.43          4.19          0.00          0.00
July 15, 2010...........................      100.00       60.07        20.95          1.27          0.00          0.00
August 15, 2010.........................       97.20       52.77        16.90          0.00          0.00          0.00
September 15, 2010......................       85.97       45.74        13.27          0.00          0.00          0.00
October 15, 2010........................       74.84       39.00        10.07          0.00          0.00          0.00
November 15, 2010.......................       63.82       32.55         7.31          0.00          0.00          0.00
December 15, 2010.......................       52.91       26.39         4.98          0.00          0.00          0.00
January 15, 2011........................       42.11       20.52         3.09          0.00          0.00          0.00
February 15, 2011.......................       31.42       14.94         1.65          0.00          0.00          0.00
March 15, 2011..........................       20.83        9.66         0.65          0.00          0.00          0.00
April 15, 2011..........................       10.36        4.68         0.10          0.00          0.00          0.00
May 15, 2011............................        0.00        0.00         0.00          0.00          0.00          0.00

Weighted Average Life (years) (1).......        5.55        5.26         4.86          4.55          4.19          3.83
Weighted Average to Call (years) (1) (2)        4.48        4.15         3.73          3.48          3.32          3.07
Earliest Optional Call Date.............  December 2009 August 2009   March 2009  December 2008  October 2008   July 2008

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(1) The weighted average life of a certificate is determined by (a)
    multiplying the amount of each principal payment on a certificate by the number of years from the date of the issuance of the certificate to the related payment date, (b) adding the results and (c) dividing the sum by the related initial certificate balance of the certificate.
(2) This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


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